                             UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549



                               FORM 8-K



                            CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934




    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  APRIL 27, 2000




                        ARGOSY GAMING COMPANY
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       (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



   DELAWARE                      1-11853                          37-1304247
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(STATE OR OTHER         (COMMISSION FILE NUMBER)                (IRS EMPLOYER
JURISDICTION OF                                                 IDENTIFICATION
 INCORPORATION)                                                     NUMBER)


        219 PIASA STREET, ALTON, ILLINOIS                     62002
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    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)



                                (618) 474-7500
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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                              ARGOSY GAMING COMPANY



ITEM 5.   OTHER EVENTS

     Incorporated by reference are press releases issued by the Registrant on April 27, 2000 and May 1, 2000 and the Conseco Put Notice dated April 28, 2000, copies of which are attached hereto and made a part hereof.






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                               SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  ARGOSY GAMING COMPANY
                                  a Delaware corporation


Date: May 2, 2000                 By: /s/ Dale R. Black
                                      ------------------------------------------
                                  Name:  Dale R. Black

                                  Title:  Vice President-Chief Financial Officer










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                             INDEX TO EXHIBITS


EXHIBIT
  NO.
-------

 99.1     Press Release of the Registrant dated April 27, 2000 . . . . . . . .Filed Electronically

 99.2     Press Release of the Registrant dated May 1, 2000. . . . . . . . . .Filed Electronically

 99.3     Conseco Put Notice dated April 28, 2000. . . . . . . . . . . . . . .Filed Electronically